-------------------------------
Lincoln Life & Annuity         /                   American Legacy/(R)/
Company of New York            /              Shareholder's Advantage
Home office: Syracuse, New York/         Shareholder's Advantage is a variable
-------------------------------                   annuity contract.

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a. Rights of Accumulation (If additional space is needed, use Section 13.)

     /_/ I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to a reduced sales charge under the terms of the prospectus. My account numbers are:____________________
          _____________________

     /_/ The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under age 21):

     Account no.              Name                       SSN
     ------------------------ -------------------------- -----------------------
     Account no.              Name                       SSN
     ------------------------ -------------------------- -----------------------

1b. Contract Owner  Maximum age of Contract Owner is 89.
  _______________________________________    Social Security number/TIN /_//_//_/-/_//_/-/_//_//_//_/
  Full legal name or trust name*
                                             Date of Birth /_//_/ /_//_/ /_//_/  /_/ Male  /_/ Female
  _______________________________________                  Month   Day   Year
  Street address
                                             Home telephone number /_//_//_/ /_//_//_/-/_//_//_//_/
  _______________________________________
  City           State        Zip
                                             Date of Trust* /_//_/ /_//_/ /_//_/ Is trust revocable?*
  _______________________________________                   Month   Day    Year  /_/ Yes  /_/ No
  Trustee name                               *This information is required for trusts.

1c. Joint Contract Owner  Maximum age of Joint Contract Owner is 89.

  _______________________________________    Social Security number /_//_//_/-/_//_/-/_//_//_//_/
  Full legal name
                                             Date of birth /_//_/ /_//_/ /_//_/   /_/ Male    /_/ Female
                                                           Month   Day    Year   /_/ Spouse  /_/ Non-Spouse

2a. Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
    Maximum age of Annuitant is 89.

  _______________________________________     Social Security number /_//_//_/-/_//_/-/_//_//_//_/
  Full legal name
                                              Date of birth /_//_/ /_//_/ /_//_/   /_/ Male   /_/ Female
  _______________________________________                   Month   Day    Year
  Street address

  _______________________________________     Home telephone number /_//_//_/ /_//_//_/-/_//_//_//_/
  City             State      Zip

2b. Contingent Annuitant  Maximum age of Contingent Annuitant is 89.

  _______________________________________      Social Security number /_//_//_/-/_//_/-/_//_//_//_/
  Full legal name













3 Beneficiary(ies)) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
  ____________________________________________________________   ______________________________   __________ _______%
  Full legal name or trust name*  /_/ Primary   /_/ Contingent   Relationship to Contract Owner   SSN/TIN

  ____________________________________________________________   ______________________________   __________ _______%
  Full legal name or trust name*  /_/ Primary   /_/ Contingent   Relationship to Contract Owner   SSN/TIN

  ____________________________________________________________   ______________________________   __________ _______%
  Full legal name or trust name*   /_/ Primary   /_/ Contingent   Relationship to Contract Owner   SSN/TIN

  ____________________________________________________________
  Executor/Trustee name*                                         Date of trust* /_//_/ /_//_/ /_//_/   Is trust revocable?*
                                                                                Month   Day    Year    /_/Yes  /_/No

                                                                 *This information is required for trusts.


To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).

4 Type of American Legacy Contract

     Nonqualified /_/ Initial Contribution OR /_/ 1035 Exchange
     Tax-Qualified (must complete plan type): /_/ Initial contribution, Tax Year _________ OR /_/ Transfer OR /_/ Rollover
     Plan Type (check one): /_/ Roth IRA /_/ Traditional IRA /_/ Non-ERISA 403(b)* (transfers only)

                                                                  *Indicate plan year end: /_//_/ /_//_/
                                                                                           Month   Day

                                       1
























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--------------------------------------------------------------------------------
5a Allocation (This section must be completed.)
--------------------------------------------------------------------------------
     Initial minimum: $1,500

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

     If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund, pending instructions from the Contract Owner.

--------------------------------------------------------------------------------
     Please allocate my contribution of:

     $ ----------------------- OR $ -----------------------
       Initial contribution         Appropriate amount
                                    from previous carrier

--------------------------------------------------------------------------------
     INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------

     Use whole percentages

               % Global Discovery Fund
     -----------

               % Global Growth Fund
     -----------

               % Global Small Capitalization Fund
     -----------

               % Growth Fund
     -----------

               % International Fund
     -----------

               % New World Fund
     -----------

               % Blue Chip Income and Growth Fund
     -----------

               % Growth-Income Fund
     -----------

               % Asset Allocation Fund
     -----------

               % Bond Fund
     -----------

               % High-Yield Bond Fund
     -----------

               % U.S. Govt./AAA-Rated Securities Fund
     -----------

               % Cash Management Fund
     -----------

               % DCA Fixed Account (must complete 5b)
     -----------

               % Total (must = 100%)
     -----------

--------------------------------------------------------------------------------
5b Dollar Cost Averaging (Complete only if electing DCA.)
--------------------------------------------------------------------------------
   $1,500 minimum required in the Holding Account


--------------------------------------------------------------------------------

     Total amount to DCA: $ -----------

                   OR

     MONTHLY amount to DCA: $ -----------

--------------------------------------------------------------------------------

     OVER THE FOLLOWING PERIOD: -----------------
                                MONTHS (6-60)
--------------------------------------------------------------------------------

     FROM THE FOLLOWING HOLDING ACCOUNT (check one):

/_/ DCA Fixed Account
/_/ Cash Management Fund*
/_/ U.S. Govt./AAA-Rated Securities Fund*

--------------------------------------------------------------------------------
     INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------

     Use whole percentages
                                                      *The DCA Holding Account
               % Global Discovery Fund                 and the DCA fund elected
     -----------                                       cannot be the same.

               % Global Growth Fund
      -----------

               % Global Small Capitalization Fund
     -----------

               % Growth Fund
     -----------

               % International Fund
     -----------

               % New World Fund
     -----------

               % Blue Chip Income and Growth Fund
     -----------

               % Growth-Income Fund
     -----------

               % Asset Allocation Fund
     -----------

               % Bond Fund
     -----------

               % High-Yield Bond Fund
     -----------

               % U.S. Govt./AAA-Rated Securities Fund
     -----------

               % Cash Management Fund
     -----------

               % Total (must = 100%)
     -----------
--------------------------------------------------------------------------------
     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

--------------------------------------------------------------------------------
5c Cross-Reinvestment or Portfolio Rebalancing
--------------------------------------------------------------------------------
To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY and 28065AL-NY) or the Portfolio Rebalancing form (28887).

--------------------------------------------------------------------------------
Death Benefit Option
--------------------------------------------------------------------------------
If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.

/_/ I/We hereby elect the Estate Enhancement Benefit rider, which includes the Enhanced Guaranteed Minimum Death Benefit.

The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint Owner (if applicable) and Annuitant are all under age 76.

7    Automatic Withdrawals  $10,000 minimum account balance required.

/_/  Please provide me with automatic withdrawals totaling_____% of total contract value or $_________________________
     (minimum $50 per distribution/$300 annually), payable as follows:

/_/  Monthly      /_/ Quarterly     /_/ Semi-annually    /_/ Annually   Begin withdrawals in  /_//_/   /_//_//_//_/
                                                                                              Month       Year

Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state residency.

ELECT ONE: /_/ Do withhold taxes  Amount to be withheld______% (must be at least 10%)  /_/ Do not withhold taxes

PAYMENT /_/ Direct deposit /_/ Checking(attach a voided check) OR /_/ Savings(attach a deposit slip)
METHOD:
     I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

          __________________________________________________________________________________________________
          Bank name                                                        Bank telephone number

      /_/ Send check to address of record   /_/ Send check to the following alternate address:


                                            ________________________________________________________________
                                            ________________________________________________________________
                                            ________________________________________________________________
                                            ________________________________________________________________

8    Automatic Bank Draft

     _______________________________________________________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _______________________________________________________________________________________________________
     Bank name                                        Bank telephone number

      $________________________________
       Monthly amount                    Automatic bank draft start date: /_//_/  /_//_/   /_//_/
                                                                          Month  Day(1-28)  Year

     /_/ Checking (attach a voided check)   OR  /_/ Savings (attach a deposit slip)

     I/we hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

9    Replacement

     Does the applicant have any existing life policies or annuity contracts?      /_/ Yes      /_/ No
     Will the proposed contract replace any existing annuity or life insurance?    /_/ Yes      /_/ No
     (Attach a state replacement form.)

     _______________________________________________________________________________________________________
     Company name

     _______________________________________________________________________________________________________
     Plan name                                                                                Year issued





                                                      Page 3

10. Sigantures

All statements made in this application are true to the best of my/our knowledge and belief, and I/We agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy Shareholder's Advantage and American Funds Insurance Series/(R)/ and verify my/our understanding that all payments and values provided by the contract, when based on investment experiences of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

______________________________________________ Date [  ][  ]  [  ][  ]  [  ][  ]
Signed at city                     State              Month      Day      Year



______________________________________  ________________________________________
Signature of Contract Owner             Joint Contract Owner (if applicable)

______________________________________________ Date [  ][  ]  [  ][  ]  [  ][  ]
Signed at city                  State                 Month      Day      Year


________________________________________________________________________________
Signature of Annuitant (Annuitant must sign if contract owner is a trust or custodian)

11. Insurance in Force. Will the proposed contract replace any existing annuity or life insurance contract?

ELECT ONE:  [ ] NO  [ ] YES
(Attach a state replacement form.)

If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):

___________________________________________________    $________________________
Company Name                             Year Issued    Amount

12. Additional Remarks

________________________________________________________________________________


13. American Funds/American Legacy Total Account Value (For Rights of Accumulation purposes.)

My client owns a total of $___________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit for the purchase of this contract.

14. Dealer Information Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in
    Section 12.

[ ] Income4Life/(R)/ Solution - complete Form 30350AL (nonqualified) or Form
                                30350Q-AL (qualified)

_____________________________________________  [ ][ ][ ]  [ ][ ][ ]-[ ][ ][ ][ ]
Registered representative's name               Registered representative's
(print as it appears on NASD licensing)        telephone number

_____________________________________________  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Client account number at dealer                Registered representative's SSN
(if applicable)

________________________________________________________________________________
Dealer's Name

________________________________________________________________________________
Branch address                     City                    State       Zip

[ ] CHECK IF BROKER CHANGE OF ADDRESS  Rep code at Firm ________________________

15. Representative's Signature

The representative hereby certifies that he/she witnessed the signature(s) in
Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

________________________________________________________________________________
Signature

Send completed application - with a check made payable to Lincoln Life & Annuity Company of New York - to your investment dealer's home office or to:

Lincoln Life and Annuity Company of New York
Servicing Office - P.O. Box 2348
Fort Wayne, IN  46801-2348

By Express Mail:
Lincoln Life & Annuity Company of New York
Attention: American Legacy Operations
1300 South Clinton Street
Fort Wayne, IN  46802

If you have any questions regarding this application, call Lincoln Life & Annuity Company of New York at 800-443-8137.

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